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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2004


                            LAKES ENTERTAINMENT, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                        0-24993                41-1913991
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)



130 Cheshire Lane, Minnetonka, Minnesota                           55305
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.    REGULATION FD DISCLOSURE.

         On December 16, 2004, Lakes Entertainment, Inc. issued a press release. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)     Not Applicable

      (b)     Not Applicable

      (c)     Exhibits

      99.1     Lakes Entertainment, Inc. Press Release dated December 16, 2004.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LAKES ENTERTAINMENT, INC.
                                             (Registrant)



Date: December 16, 2004                      By:  /s/ Timothy J. Cope
                                                  ------------------------------
                                                  Name: Timothy J. Cope
                                                  Title: President and Chief
                                                         Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
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99.1                 Press Release dated December 16, 2004.